UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2008

Motorola, Inc. (Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)

1-7221 (Commission File Number)	36-1115800 (IRS Employer Identification No.)

1303 East Algonquin Road Schaumburg, Illinois (Address of Principal Executive Offices)
60196 (Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 26, 2008, Motorola, Inc. issued a press release announcing that it has commenced a process to create two independent, publicly-traded companies. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 26, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA, INC.
(Registrant)
By: /s/ Paul J. Liska

	Name:	Paul J. Liska
	Title:	Chief Financial Officer and Executive Vice
President
Dated: March 26, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 26, 2008

Exhibit 99.1

Motorola Commences Process to Create Two Independent, Industry-Leading Companies

Separate Publicly-Traded Mobile Devices Business and Broadband & Mobility Solutions Business Anticipated

Company to Host Conference Call Today at 8:30 am ET

SCHAUMBURG, Ill., March 26 -- Motorola, Inc. (NYSE: MOT) today announced that the Company’s Board of Directors has commenced a process to create two independent, publicly-traded companies. Today’s decision follows the Company’s January 31, 2008 announced evaluation of the structural and strategic realignment of its businesses and represents affirmative steps to position its Mobile Devices and Broadband & Mobility Solutions businesses for success, while creating value for all Motorola shareholders.

“Our decision to separate our Mobile Devices and Broadband & Mobility Solutions businesses follows a review process undertaken by our management team and Board of Directors, together with independent advisors,” said Greg Brown, Motorola’s president and chief executive officer. “Creating two industry-leading companies will provide improved flexibility, more tailored capital structures, and increased management focus - as well as more targeted investment opportunities for our shareholders.”

Based on current plans, the creation of the two stand-alone businesses is expected to take the form of a tax-free distribution to Motorola’s shareholders, subject to further financial, tax and legal analysis, resulting in shareholders holding shares of two independent and publicly-traded companies:

  The Mobile Devices business is an industry leader in multi-mode, multi-band communications products and technologies. The business designs, manufactures and sells mobile handsets and accessories globally with integrated software solutions that incorporate the latest personal communications technologies. It also licenses a portfolio of intellectual property.
  The Broadband & Mobility Solutions business includes Motorola’s Enterprise Mobility, Government and Public Safety, and Home and Networks businesses. These businesses manufacture, design, integrate, and service voice and data communication solutions and wireless broadband networks for enterprises and government and public safety customers worldwide. These businesses also provide end-to-end digital and Internet Protocol (IP) video solutions, cellular and high speed broadband network infrastructure, cable set-top receivers, and associated customer premise equipment for residential and commercial wireless network system access.

“Our priorities have not changed with today’s announcement,” added Brown. “We remain committed to improving the performance of our Mobile Devices business by delivering compelling products that meet the needs of customers and consumers around the world. As part of that effort, we have undertaken a global search for a new chief executive officer for the Mobile Devices business. We believe strongly in our brand, our people and our intellectual property, and expect that the Mobile Devices business will be well-positioned to regain market leadership as a focused, independent company.”

The completion of any separation transaction would be subject to certain customary conditions, including implementation of inter-company agreements, filing of required documents with the Securities and Exchange Commission and receipt of an opinion of counsel or a ruling from the Internal Revenue Service as to the tax-free nature of any transaction. The Company expects that the separation of its businesses, if consummated, would take place in 2009. The Company noted that there can be no assurance that any separation transaction will ultimately occur or, if one does occur, its terms or timing.

About Motorola

Motorola is known around the world for innovation in communications. The Company develops technologies, products and services that make mobile experiences possible. The Company’s portfolio includes communications infrastructure, enterprise mobility solutions, digital set-tops, cable modems, mobile devices and Bluetooth accessories. Motorola is committed to delivering next-generation communication solutions to people, businesses and governments. A Fortune 100 company with global presence and impact, Motorola had sales of US $36.6 billion in 2007. For more information about our company, our people and our innovations, please visit http://www.motorola.com.

Conference Call and Webcast

Motorola will host a conference call today March 26, beginning at 8:30 a.m. Eastern Time (USA) to discuss this press release. The conference call will be webcast live at www.motorola.com/investor.

Business Risks

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to statements about: the separation of the Company into two independent publicly-traded companies, the nature and impact of such a separation and other possible actions related to the Company’s businesses. Motorola cautions the reader that the risk factors below, as well as those on pages 18 through 27 in Item 1A of Motorola’s 2007 Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission (SEC), could cause Motorola’s actual results to differ materially from those estimated or predicted in the forward-looking statements. Factors that may impact forward-looking statements include, but are not limited to: market conditions in general and those applicable to possible alternatives for the businesses, and tax and regulatory matters. Motorola undertakes no obligation to publicly update any forward- looking statement or risk factor, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

While Motorola does not believe that this communication constitutes solicitation material in respect of Motorola’s solicitation of proxies in connection with its 2008 Annual Meeting of Stockholders, this communication may be deemed to be solicitation material. In connection with the solicitation of proxies, Motorola has filed with the SEC a preliminary proxy statement and will file a definitive proxy statement and other relevant documents concerning the proposals to be presented at the 2008 Annual Meeting of Stockholders. THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT MOTOROLA AND THE 2008 ANNUAL MEETING OF STOCKHOLDERS. When filed, the definitive proxy statement will be available free of charge at the SEC’s web site at www.sec.gov or from Motorola at www.motorola.com. The contents of the websites referenced herein are not deemed to be incorporated by reference into the proxy statement.

Motorola and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2008 Annual Meeting of Stockholders. Information regarding Motorola directors and executive officers will be included in the proxy statement.

Media Contact:
Jennifer Erickson
Motorola, Inc.
+1-847-435-5320
jennifer.erickson@motorola.com

Investor Relations Contact:
Dean Lindroth
Motorola, Inc.
+1-847-576-6899
dean.lindroth@motorola.com